UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

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SCHEDULE 14A INFORMATION

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Turtle Beach Corporation

(Name of Registrant as Specified In Its Charter)

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TURTLE BEACH CORPORATION

15822 BERNARDO CENTER DRIVE, SUITE 105

SAN DIEGO, CA 92127

V73888-P30354

You invested in TURTLE BEACH CORPORATION and it’s time to vote!

You have the right to vote on proposals being presented at the Virtual Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 3, 2025.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the materials by requesting prior to May 20, 2025. If you would like to request a copy of the materials for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials at www.ProxyVote.com or request a paper or email copy. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters.

Board
Voting Items		Recommends

1.	Election of Directors

Nominees:

1a.	Terry Jimenez	For

1b.	Elizabeth B. Bush	For

1c.	Cris Keirn	For

1d.	David Muscatel	For

1e.	Katherine L. Scherping	For

1f.	Julia W. Sze	For

1g.	Andrew Wolfe, Ph.D.	For

1h.	William Wyatt	For

2.	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.	For

3.	An advisory vote on the compensation of our named executive officers (“Say-on-Pay”).	For

4.	An advisory vote on the frequency with which our stockholders will be entitled to vote on Say-on-Pay.	Year

5.	To approve an amendment to the Company’s 2023 Stock-Based Incentive Compensation Plan to increase the total number of shares of common stock authorized for grant under the plan from 6,326,353 shares to 7,836,353.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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V73889-P30354